UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 20, 2004


                       ADVANCE DISPLAY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


          COLORADO                     0-15224                84-0969445
(State or other jurisdiction         (Commission           (I.R.S. Employer
     of incorporation)               File Number)        Identification Number)


7334 SO. ALTON WAY, BLDG. 14, SUITE F, ENGLEWOOD, COLORADO        80112
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        (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (303)267-0111


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         See Item 5.02 below for a description of the agreement.

ITEM 3.02  SALE OF UNREGISTERED SECURITIES

         On December 20, 2004, Advance Display Technologies, Inc. (the "Company") entered into an employment agreement with one of its directors whereby it agreed to issue 6,000,000 shares on an installment basis of its Series D Preferred Stock. See Item 5.02 below for a description of the transaction. The offer and sale of the Series D Preferred Stock, and the underlying shares of Common Stock into which the Series D are convertible, were exempt from registration under the Securities Act of 1933 (the "Act") as a private offering to an "accredited investor" under Sections 4(2) and 4(6) of the Act and Rules 505 and 506 of Regulation D thereunder.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On December 20, 2004, the Company entered into an Executive Employment Agreement dated December 1, 2004, with John W. Temple, one of the Company's Directors, appointing him as Executive Vice President of Sales and Marketing for a three year term and thereafter on a month to month basis. The Agreement also provides that Mr. Temple will cause all pending or future business previously conducted by him to inure to the benefit of the Company. Mr. Temple has previously provided technical services, marketing services, business consulting services and the sales of large screen electronic displays for and to various clients worldwide. The principal business of the Company is screen displays. In addition, the Agreement provides that Mr. Temple will be granted 6,000,000 shares of the Company's Series D Convertible Preferred Stock (the "Shares"), 1,000,000 Shares effective December 1, 2004, and 500,000 Shares each month thereafter until fully granted. The number of Shares granted are subject to reduction, including the first installment, based on net sales revenues generated by Mr. Temple for the Company through December 31, 2005 as described in the Agreement. Also, if approved by the Company's Compensation Committee at a meeting to be held in January 2005, Mr. Temple will be granted options to purchase 1,680,000 shares of the Company's Common Stock exercisable at $0.03 per share vesting at the rate of 120,000 shares every three months beginning April 1, 2005. Mr. Temple is entitled to receive sales incentives equal to 3% of the gross sales revenues directly generated by his sales efforts or his outside sales network, less any outside sales commissions, finder's fees, or other sales incentives paid to third parties (including commissions or sales incentives paid to any inside sales force of the Company). The payment of the sales incentive will terminate on the earlier of the vesting of the 6,000,000 shares of Series D Preferred Stock or December 31, 2004.

         Mr. Temple's employment is subject to a probationary period through February 28, 2005 during which time the Company's Directors, excluding Mr. Temple, will evaluate the benefits generated by him to the Company and the value of certain intangible assets to be contributed by him to the Company. If during the probationary period, the Board determines that Mr. Temple is unfit in any manner to continue his employment, the Company will return to Mr. Temple all sales commission revenues received by it on account of his efforts and sales of certain licensed technologies, less all commissions paid to Mr. Temple or others, all salaries and benefits paid to him, expenses, and all costs of sales and other direct sales expenses of the Company incurred in connection with those sales revenues. Mr. Temple would also be required to return all stock compensation and stock options granted to him and the Company would be required to return the contributed intangible assets it possessed at the time of termination. Upon completion of the probationary period, Mr. Temple and the Company will enter into a definitive licensing agreement granting the Company an exclusive and perpetual worldwide license for all Mr. Temple's prior inventions and intellectual property for which Mr. Temple will receive royalties.



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

         If the Company terminates Mr. Temple's employment for death, disability or cause, as defined in the Agreement, he or his estate or beneficiary, as the case may be, will receive his pro rata salary through the date of such termination but not any individual bonuses or individual incentive compensation not yet due to Mr. Temple at the date of such termination. In the case of an involuntary termination, death or disability, Mr. Temple is entitled to receive a pro rata annual incentive payment through the date of such termination and he shall become fully vested in specific grants or awards made or awarded under a long term incentive plan maintained by the Company. If Mr. Temple terminates his employment relationship with the Company he will be entitled to his pro rata salary through the date of termination, but he will not be entitled to any individual bonuses or individual compensation. If Mr. Temple's employment is terminated by the Board without cause after the probationary period and prior to the end of the initial three year term, an involuntary termination, he is entitled to receive 125% of his then monthly base salary as if employment had continued for the full term. Mr. Temple also agreed to certain non-competition obligations until December 31, 2008 unless he is terminated prior to the end of his probationary period.

         The Agreement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         Exhibit No.

            99.1 Executive Employment Agreement with John W. Temple dated December 1, 2004.

            99.2  Certificates of Designation for Preferred Stock.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ADVANCE DISPLAY TECHNOLOGIES, INC.
                                        (Registrant)

Date  December 20, 2004
                                        By: /s/Matthew W. Shankle
                                            -------------------------------
                                            Matthew W. Shankle, President



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